PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 15

Gateway Center Three, 4th Floor

100 Mulberry Street

Newark, New Jersey 07102

March 30, 2015

VIA EDGAR

U.S. Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re: 497 Filing for Prudential Investment Portfolios, Inc. 15

Registration numbers 002-63394 and 811-02896

Dear Sir or Madam:

We are filing today via EDGAR an exhibit under Rule 497 containing interactive data format risk/return summary information. The exhibit mirrors the risk/return summary information in a supplement, dated March 9, 2015 (SEC accession number 0000067590-15-000208), to the Prospectus, dated October 27, 2014 for Prudential High Yield Fund. The purpose of the filing is to submit the 497 filing dated March 10, 2015 in XBRL for the Fund.

Thank you for your attention to this filing. Please direct any questions regarding this filing to the undersigned at (973) 367-5401.

Sincerely,

/s/ Amanda Ryan
Amanda Ryan
Assistant Secretary